Annual
Report


AUGUST 31, 1997


TEMPLETON GLOBAL
INCOME FUND


[LOGO]
FRANKLIN TEMPLETON

[SEAL]


[PHOTO]
NEIL S. DEVLIN
Portfolio Manager
Templeton Global Income Fund


                              CELEBRATING 50 YEARS


This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

SHAREHOLDER LETTER


CONTENTS


Shareholder Letter .......................................................     1

Performance Summary ......................................................     5

Financial Highlights and
Statement of Investments .................................................     7

Financial Statements .....................................................    11

Notes to Financial
Statements ...............................................................    14

Independent Auditor's
Report ...................................................................    18


                                  FUND CATEGORY

                                    [GRAPHIC]


Your Fund's Objective: The Templeton Global Income Fund seeks current income, with capital appreciation and growth of income, by investing primarily in a portfolio of debt securities of companies, governments and government agencies of various nations throughout the world.


Dear Shareholder:

We are pleased to bring you this annual report of the Templeton Global Income Fund, which covers the 12 months ended August 31, 1997. The Fund delivered a one-year total return of 17.12% in market-price terms and 8.53% in terms of net asset value, as discussed in the Performance Summary on page 5.

Global bond markets finished the reporting period with mixed results, after experiencing severe volatility along the way. For example, during the period, 10-year U.S. Treasury bond yields fell from almost 7% to near 6%, rose again towards 7%, and then fell once more to near 6%, with each rise or fall in yield resulting in about a 7% change in bond value. This volatility was primarily due to fears of inflation and higher interest rates in the U.S., the appreciation of the U.S. dollar relative to most other currencies, and the struggle in Europe to establish a common currency.

Because the U.S. was experiencing a degree of economic growth historically associated with rising inflation, the U.S. Federal Reserve Board raised the federal funds rate .25%, from 5.25% to


GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/97

Europe                   37.8%
Latin America            20.8%
United States            20.3%
Canada                    9.1%
Australia                 3.9%
Asia                      0.8%
Short-Term Obligations
  & Other Net Assets      7.3%


5.5%, in March 1997. Growth then slowed modestly in the second quarter of the year before accelerating again in July.

Activity in the U.S. had a significant influence on foreign bond and currency markets. At the beginning of the reporting period, European interest rates were at relatively low levels, with many markets experiencing short-term rates considerably lower than U.S. rates. With higher rates possible in the U.S., foreign investors began purchasing U.S. dollar assets and the dollar began a long, steady appreciation against most foreign currencies. During the period, the U.S. dollar appreciated 22% against the German mark, from 1.48 to 1.81 marks to the dollar. This meant that the value of German bond holdings in the Fund declined by 22% in U.S.-dollar terms.

However, the decline in many foreign currencies relative to the U.S. dollar was not exclusively the result of events in the United States. Domestic conditions in Europe, particularly events surrounding the formation of a common European currency, also were contributing factors. In attempting to meet requirements for membership in the European Monetary Union, the French, Italian, and Spanish governments cut their budgets aggressively, leading to declines in European interest rates and depreciation of most European currencies relative to the U.S. dollar. Although prospects for a common currency generally improved during the period under review, a heightened sense of uncertainty remained, and many European currencies experienced significant volatility as the process unfolded.

Responding to the appreciation of the U.S. dollar, we reduced the Fund's holdings in European bonds by selling modest amounts of assets from Denmark, Italy, Spain, and the United Kingdom. At the beginning of the reporting period, the Fund had invested 41.4% of its total net assets in European holdings; by the end, this was down to 37.8%. We invested much of the proceeds from the sale of our European holdings in U.S. Treasury

PORTFOLIO BREAKDOWN
Based on Total Net Assets
8/31/97
--------------------------------------------------------------------------------
Government Bonds                                                           87.9%

Corporate Bonds                                                             4.6%

Preferred Stocks                                                            0.2%

Short-Term Obligations
and Other Net Assets                                                        7.3%

For a complete listing of portfolio holdings, please see page 8 of this report.


and dollar-denominated securities of Latin American emerging market countries. We also shifted assets out of other U.S. dollar-denominated holdings, such as Australia, into Latin America, and our holdings of Latin American securities increased, during the period, from 13% to 20.8% of total net assets, with the largest increases occurring in our Brazilian and Mexican holdings. In seeking to preserve the value of our remaining European bond holdings, we increased the use of currency hedges, and the Fund's exposure to European currencies fell from about 40% on August 31, 1996, to 37% on August 31, 1997.

The Fund had an average maturity of 5.5 years at the end of the period as compared with 5.3 years at the beginning. During the period, we slightly reduced the average maturity of our holdings from industrial countries while modestly increasing the average maturity of Latin American holdings.

In our opinion, the greatest risk to bond values is expanding economic growth, not only in the U.S., but also in Japan, Europe, and emerging markets. Should this trend continue, we believe global bond markets could become more volatile over the intermediate term because such growth could increase the risk that certain key resources, particularly labor, may become scarce, leading to wage and price increases. Because central banks generally raise interest rates in an effort to slow growth to non-inflationary levels, this scenario could result in increasing interest rates and declining bond prices. However, controlled rises in interest rates before inflation occurs could lead to greater long-term global financial stability.

Regarding global currencies, we believe that the U.S. dollar's fundamentals at the end of the reporting period continued to support its value against currencies of most European countries experiencing high labor costs and high unemployment. Should this situation continue, we would expect to maintain our emphasis on U.S. dollar-denominated assets.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions, and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

As always, we remind you that there are special risks involved with global investing related to market, currency, economic, social, political, and other factors, in addition to the heightened risks associated with the relatively small size and lesser liquidity of developing markets.

We thank you for your participation in the Templeton Global Income Fund and welcome any comments or suggestions you may have.

Sincerely,




/s/ Neil S. Devlin

Neil S. Devlin, CFA
Portfolio Manager
Templeton Global Income Fund


On February 21, 1997, the Board of Trustees of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock (approximately 10% of the shares outstanding on February 18, 1997) in open-market transactions. This authorization remains in effect.

PERFORMANCE SUMMARY


In market-price terms, Templeton Global Income Fund produced a total return of 17.12% for the one-year period ended August 31, 1997. Based on the change in net asset value (in contrast to market price), the Fund delivered a total return of 8.53% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

During the reporting period, the Fund's closing price on the New York Stock Exchange increased 56.25 cents ($0.5625) per share, from $7.00 on August 31, 1996, to $7.5625 on August 31, 1997, while the net asset value increased 1.0 cent ($0.01), from $8.34 to $8.35.

Templeton Global Income Fund shareholders received income distributions of 60.0 cents ($0.60) per share. Distributions will vary depending on income earned by the Fund and any profits realized from sales of securities in the portfolio, as well as the level of the Fund's operating expenses.


Past performance is not predictive of future results.

TEMPLETON GLOBAL INCOME FUND
Periods ended 8/31/97

                                                                         SINCE
                                                                       INCEPTION
                                               1-YEAR      5-YEAR      (3/17/88)
--------------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in net asset value            8.53%      44.00%       116.40%
  Based on change in market price              17.12%      23.32%        85.05%

Average Annual Total Return(2)
  Based on change in net asset value            8.53%       7.57%         8.50%
  Based on change in market price              17.12%       4.28%         6.72%

(1) Cumulative total return represents the change in value of an investment over the periods indicated.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of distributions at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases. Investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


6


TEMPLETON GLOBAL INCOME FUND, INC.
Financial Highlights

                                                                               YEAR ENDED AUGUST 31
                                                    --------------------------------------------------------------------------
                                                           1997            1996           1995         1994+           1993
                                                    --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year...............            $8.34           $8.00         $7.89         $8.57           $8.86
                                                    --------------------------------------------------------------------------
Income from investment operations:
 Net investment income...........................              .60             .63           .64           .67             .79
 Net realized and unrealized gains (losses)......              .01             .31           .11          (.75)           (.36)
                                                    --------------------------------------------------------------------------
Total from investment operations.................              .61             .94           .75          (.08)            .43
                                                    --------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income............             (.60)           (.41)         (.64)         (.06)           (.64)
 Distributions from net realized gains...........               --              --            --          (.12)           (.06)
 Tax basis return of capital.....................               --            (.19)           --          (.42)           (.02)
                                                    --------------------------------------------------------------------------
Total distributions..............................             (.60)           (.60)         (.64)         (.60)           (.72)
                                                    --------------------------------------------------------------------------
Net asset value, end of year.....................            $8.35           $8.34         $8.00         $7.89           $8.57
                                                    ==========================================================================
TOTAL RETURN
  Based on market value per share................           17.12%          12.75%         8.80%       (7.64)%         (7.07)%
  Based on net asset value per share.............            8.53%          13.34%        11.30%        (.15)%           5.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)..................       $1,002,756      $1,004,606      $964,013      $949,850      $1,032,770
Ratios to average net assets:
 Expenses........................................             .75%            .72%          .78%          .79%            .79%
 Net investment income...........................            7.05%           7.67%         8.19%         8.17%           9.40%
Portfolio turnover rate..........................          191.83%         112.59%       104.37%       138.34%         264.61%

+Based on weighted average shares outstanding.

                       See notes to financial statements.

PAGE

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                                PRINCIPAL
                                                                                 AMOUNT*                  VALUE
--------------------------------------------------------------------------------------------------------------------
BONDS 92.5%
ARGENTINA 5.9%
Republic of Argentina:
    10.95%, 11/01/99..................................................        $    7,030,000          $    7,618,762
    8.75%, 5/09/02....................................................             5,050,000               5,095,450
    8.375%, 12/20/03..................................................            20,690,000              20,534,825
    11.00%, 10/09/06..................................................             1,500,000               1,707,750
    11.375%, 1/30/17..................................................             2,710,000               3,163,925
    5.25%, 3/31/23, VRN, L............................................             7,000,000               5,160,309
Telecom Argentina Stet-France SA, 144A, 8.375%, 10/18/00..............             8,000,000               8,230,000
Telefonica de Argentina SA, 144A, 8.375%, 10/01/00....................             7,500,000               7,687,500
                                                                                                      --------------
                                                                                                          59,198,521
                                                                                                      --------------
AUSTRALIA 3.9%
Government of Australia, 10.00%, 10/15/02.............................            45,975,000  AUD         39,638,598
                                                                                                      --------------
BRAZIL 6.2%
Brazil C-Bond, 8.00%, 4/15/14.........................................            11,934,923               9,872,150
Government of Brazil:
    8.875%, 11/05/01..................................................            16,325,000              16,814,750
    6.562%, 4/15/09...................................................            14,690,000              12,954,744
    6.937%, 4/15/12...................................................             1,000,000                 829,062
    6.937%, 4/15/12, conv., FRN, L....................................             1,925,000               1,595,944
    10.125%, 5/15/27..................................................            11,550,000              11,246,235
Companhia Suzano Papel, 10.25%, 10/06/01..............................             5,750,000               5,951,250
Telecom Brasileiras, 10.375%, 9/09/97.................................             3,000,000               3,080,625
                                                                                                      --------------
                                                                                                          62,344,760
                                                                                                      --------------
CANADA 9.1%
Government of Canada:
    10.50%, 7/01/00...................................................            39,858,000  CAD         32,792,740
    10.50%, 3/01/01...................................................            39,793,000  CAD         33,460,400
    10.00%, 5/01/02...................................................            25,710,000  CAD         21,939,657
    10.25%, 2/01/04...................................................             1,130,000  CAD          1,009,817
NHA Manulife Pool:
    #96405089, 9.125%, 6/01/02........................................               970,579  CAD            724,059
    #96405386, 9.25%, 8/01/02.........................................               865,317  CAD            646,612
    #96405378, 9.25%, 8/01/02.........................................               539,274  CAD            402,718
                                                                                                      --------------
                                                                                                          90,976,003
                                                                                                      --------------
COLOMBIA 0.5%
Empresa Colombiana de Petroleos, 144A, 7.25%, 7/8/98..................             4,750,000               4,773,750
                                                                                                      --------------
DENMARK 3.7%
Government of Denmark, 8.00%, 5/15/03.................................            78,725,000  DKK         12,837,850
Kingdom of Denmark, 9.00%, 11/15/00...................................           149,550,000  DKK         24,352,632
                                                                                                      --------------
                                                                                                          37,190,482
                                                                                                      --------------

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                                PRINCIPAL
                                                                                 AMOUNT*                  VALUE
--------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
GERMANY 8.7%
Federal Republic of Germany:
    7.75%, 2/21/00, Bundesrep.........................................        $  117,045,000  DEM     $   70,168,656
    8.00%, 7/22/02....................................................            26,685,000  DEM         16,744,080
                                                                                                      --------------
                                                                                                          86,912,736
                                                                                                      --------------
INDIA 0.3%
Essar Gujarat Ltd., 144A, 8.497%, 7/15/99, FRN........................             3,035,000               2,928,775
                                                                                                      --------------
ITALY 9.5%
Buoni Poliennali Del Tes:
    12.00%, 1/17/99...................................................        14,535,000,000  ITL          8,787,935
    10.50%, 11/01/00..................................................        17,020,000,000  ITL         10,768,552
    10.00%, 8/01/03...................................................        42,630,000,000  ITL         28,157,605
    7.75%, 11/01/06...................................................        15,885,000,000  ITL          9,618,548
Government of Italy, 10.50%, 7/15/00..................................        60,255,000,000  ITL         37,805,921
                                                                                                      --------------
                                                                                                          95,138,561
                                                                                                      --------------
MEXICO 5.4%
Nacional Financiera SNC, 10.625%, 11/22/01............................             2,500,000               2,743,750
United Mexican States:
    9.75%, 2/06/01....................................................            16,325,000              17,324,906
    9.875%, 1/15/07...................................................            11,700,000              12,372,750
    6.25%, 12/31/19...................................................            14,925,000              11,958,656
    11.375%, 9/15/16..................................................             8,355,000               9,712,688
                                                                                                      --------------
                                                                                                          54,112,750
                                                                                                      --------------
PANAMA 0.6%
Republic of Panama, 144A, 7.875%, 2/13/02.............................             6,050,000               6,027,312
                                                                                                      --------------
PHILIPPINES 0.5%
Philippines Development Bank, 8.00%, 7/22/98..........................             5,000,000               5,037,500
                                                                                                      --------------
SPAIN 6.3%
Government of Spain:
    12.25%, 3/25/00...................................................         4,657,890,000  ESP         35,540,783
    10.10%, 2/28/01...................................................         2,500,600,000  ESP         18,804,538
    10.90%, 8/30/03...................................................         1,093,130,000  ESP          8,952,593
                                                                                                      --------------
                                                                                                          63,297,914
                                                                                                      --------------
SWEDEN 3.5%
Kingdom of Sweden, 10.25%, 5/05/03....................................           112,900,000  SEK         17,134,360
Sweden Kingdom:
    13.00%, 6/15/01...................................................            58,900,000  SEK          9,290,018
    8.00%, 8/15/07....................................................            66,600,000  SEK          9,297,402
                                                                                                      --------------
                                                                                                          35,721,780
                                                                                                      --------------
UNITED KINGDOM 5.9%
British Petroleum Co. Plc., 10.875%, 8/01/01..........................            10,000,000  CAD          8,413,584

TEMPLETON GLOBAL INCOME FUND, INC.
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                                PRINCIPAL
                                                                                 AMOUNT*                  VALUE
--------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
UNITED KINGDOM (CONT.)
United Kingdom:
    8.00%, 12/07/00...................................................        $   27,645,000  GBP     $   45,932,972
    7.00%, 11/06/01, stk..............................................             3,010,000  GBP          4,868,587
                                                                                                      --------------
                                                                                                          59,215,143
                                                                                                      --------------
UNITED STATES 20.3%
U.S. Treasury Bond, 6.375%, 8/15/02...................................            39,540,000              39,811,877
U.S. Treasury Note:
    6.25%, 8/31/00....................................................            53,159,000              53,391,624
    6.625%, 4/30/02...................................................            56,770,000              57,657,088
    5.125%, 4/30/98...................................................                10,000                   9,969
    7.25%, 8/15/04....................................................            50,022,000              52,570,021
                                                                                                      --------------
                                                                                                         203,440,579
                                                                                                      --------------
VENEZUELA 2.2%
Venezuela Front Load Interest Reduction Bond, A, 3/31/07..............            13,809,524              12,955,059
Republic of Venezuela, A, 6.75%, 3/31/20..............................            10,625,000               8,715,815
                                                                                                      --------------
                                                                                                          21,670,874
                                                                                                      --------------
TOTAL BONDS (COST $948,295,514).......................................                                   927,626,038
                                                                                                      --------------
PREFERRED STOCK 0.2% (COST $1,998,360)
Santander Finance Ltd., B, pfd........................................                91,500               2,304,656
                                                                                                      --------------
SHORT TERM OBLIGATIONS 4.7%
Deutsche Bank AG, 5.63%, 9/02/97......................................            38,087,000              38,087,000
Federal National Mortgage Assoc., 5.34 to 5.68% with maturities to
  10/07/97............................................................             8,725,000               8,724,103
                                                                                                      --------------
TOTAL SHORT TERM OBLIGATIONS (COST $46,810,170).......................                                    46,811,103
                                                                                                      --------------
TOTAL INVESTMENTS 97.4% (COST $997,104,044)...........................                                   976,741,797
NET EQUITY IN FORWARD CONTRACTS 0.3%..................................                                     3,266,263
OTHER ASSETS, LESS LIABILITIES 2.3%...................................                                    22,747,562
                                                                                                      --------------
TOTAL NET ASSETS 100.0%...............................................                                $1,002,755,622
                                                                                                      ==============

CURRENCY ABBREVIATIONS:
AUD   -- Australia
CAD   -- Canada
DEM  -- Germany
DKK   -- Denmark
ESP   -- Spain
GBP   -- United Kingdom
ITL    -- Italy
SEK   -- Sweden

*Securities traded in U.S. dollars unless otherwise indicated.

                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (cost $997,104,044)............................  $  976,741,797
 Cash...............................................................................             914
 Receivables:
  Interest and dividends............................................................      24,299,641
  Unrealized gain on forward exchange contracts (Note 5)............................      14,070,263
                                                                                        ------------
     Total assets...................................................................   1,015,112,615
                                                                                        ------------
Liabilities:
 Dividends payable..................................................................         704,959
 Unrealized loss on forward exchange contracts (Note 5).............................      10,804,000
 Accrued expenses...................................................................         848,034
                                                                                        ------------
     Total liabilities..............................................................      12,356,993
                                                                                        ------------
     Net assets, at value...........................................................  $1,002,755,622
                                                                                        ============
Net assets consist of:
 Distribution in excess of net investment income....................................  $     (312,828)
 Net unrealized depreciation........................................................     (17,249,703)
 Accumulated net realized loss......................................................      (5,922,899)
 Capital shares.....................................................................   1,026,241,052
                                                                                        ------------
     Net assets, at value...........................................................  $1,002,755,622
                                                                                        ============
Net asset value per share ($1,002,755,622 / 120,092,600 shares outstanding).........           $8.35
                                                                                        ============

                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Investment income:
(net of $862,809 foreign taxes withheld)
 Dividends...............................................................   $    311,420
 Interest................................................................     79,227,849
                                                                            ------------
     Total Investment Income.............................................                   $79,539,269
Expenses:
 Management fees (Note 3)................................................      5,199,883
 Administrative fees (Note 3)............................................      1,294,977
 Transfer agent fees.....................................................        142,700
 Custodian fees..........................................................        214,013
 Reports to shareholders.................................................        538,810
 Registration and filing fees............................................         90,680
 Professional fees (Note 3)..............................................         55,350
 Directors' fees and expenses............................................         79,200
 Other...................................................................         13,324
                                                                            ------------
     Total expenses......................................................                     7,628,937
                                                                                            ------------
     Net investment income...............................................                    71,910,332
                                                                                            ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments............................................................     (3,294,846)
  Foreign currency transactions..........................................     19,657,170
                                                                            ------------
 Net realized gain.......................................................                    16,362,324
 Net unrealized appreciation (depreciation) on:
  Investments............................................................    (18,054,466)
  Translation of assets and liabilities denominated in foreign
    currencies...........................................................      2,868,833
                                                                            ------------
 Net unrealized depreciation.............................................                   (15,185,633)
                                                                                            ------------
Net realized and unrealized gain.........................................                     1,176,691
                                                                                            ------------
Net increase in net assets resulting from operations.....................                   $73,087,023
                                                                                            ============

                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                          1997                 1996
                                                                     -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income............................................. $   71,910,332       $   76,074,466
  Net realized gain (loss) from investments and foreign currency
    transactions....................................................     16,362,324          (14,421,359)
  Net unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in
    foreign currencies..............................................    (15,185,633)          51,212,207
                                                                     -----------------------------------
      Net increase in net assets resulting from operations..........     73,087,023          112,865,314
 Distributions to shareholders from:
  Net investment income.............................................    (71,910,332)         (48,868,417)
  In excess of net investment income................................       (312,828)                  --
  Tax basis return of capital.......................................             --          (23,403,623)
 Capital share transactions (Note 2)................................     (2,714,270)                  --
                                                                     -----------------------------------
      Net increase (decrease) in net assets.........................     (1,850,407)          40,593,274
Net assets:
 Beginning of year..................................................  1,004,606,029          964,012,755
                                                                     -----------------------------------
 End of year........................................................ $1,002,755,622       $1,004,606,029
                                                                     ===================================
Accumulated distributions in excess of net investment income included in net assets:
 Beginning of year.................................................. $           --       $           --
                                                                     ===================================
 End of year........................................................ $     (312,828)      $           --
                                                                     ===================================

                       See notes to financial statements.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks current income, with capital appreciation and growth of income by investing primarily in a portfolio of debt securities of companies, governments, and government agencies of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (cont.)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARES

On February 21, 1997, the Board of Trustees of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund from time to time at the discretion of management may purchase up to an aggregate of 12 million shares of the Fund's Common Stock.

At August 31, 1997, there were 200,000,000 shares authorized ($0.01 par value). During the year ended August 31, 1997, 360,800 shares were repurchased for $2,714,270. During the year ended August 31, 1996 there were no share transactions.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Councel, Inc. (TICI), and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager, and administrative manager, respectively.

The Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

        ANNUALIZED
         FEE RATE     AVERAGE-DAILY NET ASSETS
        --------------------------------------
           0.55%      First $200 million
           0.50%      Over $200 million

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (cont.)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE-DAILY NET ASSETS
        ------------------------------------------------------------------
           0.15%      First $200 million
          0.135%      Over $200 million, up to and including $700 million
           0.10%      Over $700 million

During the year ended August 31, 1997, legal fees of $12,502 were paid to a law firm in which an officer of the Fund is a partner.

4.  PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the period ended August 31, 1997 aggregated $1,796,993,101 and $1,805,623,031, respectively.

5.  FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At August 31, 1997, the Fund has outstanding forward exchange contracts for the sale of currencies as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

Contracts to sell:
  Net unrealized gain from offsetting forward exchange contracts..................................  $ 14,070,263
  Net unrealized loss from offsetting forward exchange contracts..................................   (10,804,000)
                                                                                                    ------------
    Net unrealized gain in forward exchange contracts.............................................  $  3,266,263
                                                                                                    ============

TEMPLETON GLOBAL INCOME FUND, INC.
Notes to Financial Statements (cont.)

6.  INCOME TAXES

At August 31, 1997, the Fund had tax basis capital losses of $6,244,709 which may be carried over to offset future capital gains. Such losses expire in 2004.

The cost of securities for income tax purposes is the same as that shown in the investment portfolio. At August 31, 1997, the net unrealized depreciation based on the cost of investments for income tax purposes was as follows:

        Unrealized appreciation............  $  9,287,299
        Unrealized depreciation............   (29,649,546)
                                             --------------
        Net unrealized depreciation........  $(20,362,247)
                                             ==============

TEMPLETON GLOBAL INCOME FUND, INC.
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON GLOBAL INCOME FUND, INC.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Global Income Fund, Inc. as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Income Fund, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

McGLADREY & PULLEN, LLP

New York, New York
September 26, 1997

TEMPLETON GLOBAL INCOME FUND, INC.
Annual Meeting of Shareholders, March 25, 1997

--------------------------------------------------------------------------------

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 25, 1997. The purpose of the meeting was to elect five Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent public accountants for the fiscal year ending August 31, 1997, to consider a shareholder proposal requesting that the Board of Directors consider, and submit to shareholders for approval, a proposal to amend the Fund's Articles of Incorporation to convert the Fund to an open-end investment company and in their discretion, to authorize the proxyholders to vote upon such other matters which may legally come before the meeting or any other adjournment thereof. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund:
Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Andrew H. Hines, Jr. and Edith E. Holiday. The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent public accountants for the fiscal year ending August 31, 1997. The proposal requesting that the Board of Directors consider, and submit to shareholders for approval, a proposal to amend the Fund's Articles of Incorporation to convert the Fund to an open-end investment company was rejected by shareholders. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. Election of five (5) Directors for the terms set forth below:

                                         % OF OUTSTANDING                   % OF OUTSTANDING
 TERM EXPIRING 2000:          FOR             SHARES           WITHHELD          SHARES
----------------------    -----------    -----------------    ----------    -----------------
Harris J. Ashton           92,520,905         76.81%          4,210,876           3.50%
Nicholas F. Brady          92,372,504         76.69%          4,359,277           3.62%
S. Joseph Fortunato        92,476,377         76.77%          4,255,404           3.54%
Andrew H. Hines, Jr.       92,388,224         76.70%          4,343,557           3.61%

 TERM EXPIRING 1999:
----------------------
Edith E. Holiday          92,206,578          76.55%          4,525,203           3.76%

2. Ratification of the selection of McGladrey & Pullen, LLP, as independent public accountants of the Fund for the fiscal year ending August 31, 1997:

                  % OF                          % OF                          % OF
               OUTSTANDING                   OUTSTANDING                   OUTSTANDING
    FOR          SHARES         AGAINST        SHARES         ABSTAIN        SHARES
-----------    -----------     ----------    -----------     ----------    -----------
93,713,601        77.80%       1,228,178        1.02%        1,790,002        1.49%

3. Rejection of the proposal requesting that the Board of Directors consider, and submit to shareholders for approval, a proposal to amend the Fund's Articles of Incorporation to convert the Fund to an open-end investment company.

                  % OF                           % OF                          % OF                           % OF
               OUTSTANDING                    OUTSTANDING                   OUTSTANDING       BROKER       OUTSTANDING
    FOR          SHARES          AGAINST        SHARES         ABSTAIN        SHARES         NON-VOTES       SHARES
-----------    -----------     -----------    -----------     ----------    -----------     -----------    -----------
21,417,997        17.78%       39,726,838        32.99%       3,734,294        3.10%         31,852,652       26.44%

TEMPLETON GLOBAL INCOME FUND, INC.

DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: -- Shareholders must affirmatively elect to participate in the Plan; Stock dividends and capital gains distributions will be reinvested automatically; ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938 will provide additional Plan information upon request. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date (payable date), the participant will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to Mellon Securities Trust Company (the "Plan Agent") at the address above. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares; or, if the participant wishes, Mellon Securities Trust Company will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton Global Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "GIM". The Fund's shares are also listed and traded on the Pacific Exchange. Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

The daily closing net asset value as of the previous business day may be obtained by calling Franklin Templeton's Fund Information Department after 10 a.m. Eastern Time any business day at 1-800-DIAL-BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Global Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP


GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations

Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)


* Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

** The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

*** Portfolio of insured municipal securities.

+ Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.


                                                                         09/97.1

PRINCIPAL UNDERWRITER

Franklin/Templeton Distributors, Inc.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

SHAREHOLDER SERVICES

1-800/632-2301

FUND INFORMATION

1-800/342-5236

This report must be preceded or accompanied by the current prospectus for the Templeton Global Income Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


TLGIM A97 10/97                               [LOGO] PRINTED ON RECYCLED PAPER